Oil and Gas Reserves Information (Unaudited) - Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Cash Flows Relating to Proved Reserves:
Future Cash Flows	$ 1,763,146	$ 3,891,953
Future Costs:
Production	(705,146)	(1,260,580)
Development and Abandonment	(362,874)	(571,200)
Future Income Taxes	(1,231)	(192,600)
Future Net Cash Flows	693,895	1,867,573
10% Discount Factor	(321,756)	(776,913)
Standardized Measure of Discounted Future Net Cash Flows	$ 372,139	$ 1,090,660	$ 807,217	$ 641,325